SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Putnam Municipal Income Fund -- Class A Shares
Fiscal period ending: 3/31/97
Inception date (if less than 10 years of performance): 5/22/89


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000       $1,000

ERV =  Ending Redeemable Value   $1,001.95 $1,342,92    $1,717.30

T   =  Average Annual
       Total Return              0.20%      6.07%        7.12%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $4,281,635

Expenses                         $592,117

Reimbursement                    $0

Average shares                   89,747,632

NAV                              $8.87

Sales Charge                     4.75%

POP                              $9.31

Yield at POP                      5.36%
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TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


  5.36%                5.36%
 ------      =       ------              =        8.87%
1-39.6%              .604%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Municipal Income Fund -- Class B Shares
Fiscal period ending: 3/31/97
Inception date (if less than 10 years of performance): 1/4/93


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      N/A      $1,000

ERV =  Ending Redeemable Value   $1,248      N/A      $1,697.97

T   =  Average Annual
       Total Return               4.61%      N/A      5.36%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $2,550,302

Expenses                         $599,246

Reimbursement                    $0

Average shares                   53,513,418

NAV                              $8.86

Maximum Contingent Deferred
    Sales Charge                 5.0%

Yield at NAV                     4.99%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 4.99%               4.99%
 ------      =       ------              =        8.26%
1-39.6%              .604%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam Municipal Income Fund -- Class M Shares
Fiscal period ending: 12/1/94
Inception date (if less than 10 years of performance): 12/1/94


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000     N/A        $1,000

ERV =  Ending Redeemable Value   $1,016     N/A        $1,202

T   =  Average Annual
       Total Return              1.55%      N/A         8.22%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $61,062

Expenses                         $10,799

Reimbursement                    $0

Average shares                   1,280,515

NAV                              $8.86

Sales Charge                     3.25%

POP                              $9.16

Yield at POP                     5.25%

TAX-EXEMPT EQUIVALENT YIELD

Formula:         30 day yield
               ---------------           =   TAX EQUIVALENT YIELD
       1-(Highest Individual Tax Rate)


 5.25%                5.25%
 ------      =       ------              =     8.69%
1-39.6%              .604%